Exhibit 10.2

AMENDED AND RESTATED REVOLVING NOTE

Chicago, Illinois
$20,000,000.00	February 25, 2004

FOR VALUE RECEIVED, the undersigned, CHEROKEE INTERNATIONAL CORPORATION, a  Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION (“Lender”), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders (“Agent”), at its address at 100 California Street, 10th Floor, San Francisco, California 94111, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWENTY MILLION DOLLARS AND NO CENTS ($20,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the “Credit Agreement” (as hereinafter defined).  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Revolving Note is one of the Revolving Notes issued pursuant to that certain Amended and Restated Credit Agreement dated as of February 25, 2004 by and among Borrower, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein.  Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid.  The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Note in respect of the Revolving Credit Advances made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference.  Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Note.

Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

PURSUANT TO 735 ILCS 105/5-5 OF THE ILLINOIS CIVIL PROCEDURE-CHOICE OF LAW AND FORUM ACT, THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT OTHERWISE GIVING EFFECT TO ILLINOIS’ CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THE LAWS OF THE STATE OF ILLINOIS.

This Revolving Note is issued in full substitution for and replacement of, but not in payment of the Amended and Restated Revolving Note of Borrower dated November 27, 2002, payable to the order of HELLER FINANCIAL, INC. in the original principal amount of SEVEN MILLION SIX HUNDRED THOUSAND DOLLARS and NO CENTS ($7,600,000.00).

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Signature Page Follows

IN WITNESS WHEREOF, Borrower has executed this Amended and Restated Revolving Note as of the date first written above.

CHEROKEE INTERNATIONAL CORPORATION, a Delaware corporation

By:	/s/ Van Holland
Name: Van Holland
Title: Chief Financial Officer